Business combination under common control (Tables)	12 Months Ended
Dec. 31, 2024
Business combination under common control
Schedule of recognized identified assets acquired and liabilities assumed

January 20, 2022
Identifiable intangible assets acquired:
- Platform content	113,468
- Trademark	35,060
- Technology	7,650
Deferred tax liabilities	(26,550)
Goodwill (Note 11)	444,086
Total cash consideration*	573,714
*	The global mobile application service provider was acquired at a consideration of US$90 million (equivalent to RMB573,714) in cash.

Schedule of revenue and net loss of acquiree

		For the period from
	For the year ended	January 20, 2022 to
	December 31, 2023	December 31, 2022
Revenue	61,431	43,889
Net loss	(4,551)	(61,017)

Schedule of carrying amounts of assets including goodwill, liabilities and equity of acquiree

	Acquisition date	December 31, 2022
Total assets	611,533	645,993
Total liabilities	(38,848)	(79,974)
Net assets	572,685	566,019